SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 18, 2014
Date of Report (Date of earliest event reported)

FBR & CO.
 (Exact Name of Registrant as Specified in its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

             001-33518                                                           20-5164223
             (Commission File Number)                                 (IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
 (Address of Principal Executive Office) (Zip Code)

(703) 312-9500
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

As previously disclosed, FBR & Co. (the “Company”) has entered into a Transaction Agreement with Lazard Capital Markets LLC (“LCM”) pursuant to which the Company’s broker dealer subsidiary FBR Capital Markets & Co. has agreed to purchase LCM’s securities lending business, subject to regulatory approval from the Financial Industry Regulatory Authority (“FINRA”) and other customary closing conditions.

On June 18, 2014, FBR Capital Markets & Co. received notice of the requisite regulatory approval from FINRA.  The Company currently expects the transaction to close in the first part of the third quarter of 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR & CO.
Date: June 19, 2014	By:	/s/ Bradley J. Wright Bradley J. Wright Executive Vice President and Chief Financial Officer